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                                                                   EXHIBIT 99.10

                              AMENDMENT NO. 1 TO
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                   AMENDED AND RESTATED EMPLOYMENT AGREEMENT
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     This AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this
"Amendment") is entered into as of October 4, 1999 by and among Gemstar
 ---------
International Group Limited, a British Virgin Islands corporation ("GIGL"), Gemstar Development Corporation, a California corporation ("Company"), and Henry
C. Yuen ("Employee").

                                  WITNESSETH:

     WHEREAS, GIGL, Company and Employee are parties to that certain Amended and Restated Employment Agreement, entered into as of January 7, 1998, (the "Employment Agreement") pursuant to which Employee is currently employed by GIGL and Company.

     WHEREAS, GIGL is a party to that certain Agreement and Plan of Merger of even date herewith pursuant to which (i) GIGL has agreed to reincorporate under the laws of the State of Delaware (the "Reincorporation") and (ii) G Acquisition Subsidiary Corp., a Delaware corporation and a wholly owned subsidiary of GIGL (which will remain a wholly owned subsidiary of the successor to GIGL following the Reincorporation), will merge (the "Merger") with and into TV Guide , Inc. a Delaware corporation ("Target") and Target will become a direct or indirect wholly owned subsidiary of the successor to GIGL.

     WHEREAS, in recognition of the increased duties and responsibilities which Employee will bear following the Merger, Company and Employee desire to amend the Employment Agreement, subject to the consummation of the Merger, as provided herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties agree to amend the Employment Agreement as follows:

     1.   Reincorporation of GIGL.  The Employment Agreement, as amended by this
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Amendment, shall continue to bind the successor to GIGL following the
Reincorporation to the same extent as if such successor were the original signatory thereto and hereto and all references in the Employment Agreement and in this Amendment to "GIGL" shall, from and after the effective date of the Reincorporation, be deemed to refer to the successor corporation to GIGL in the Reincorporation.

     2.   Amendment of Section 1(a)(i) of the Employment Agreement.  Subject to
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the consummation of the Merger, the first sentence of Section 1(a)(i) of the
Employment Agreement shall be amended to read in its entirety as follows:

     "Company agrees to employ Employee and Employee agrees to serve Company, in accordance with the terms of this Agreement, for an initial term commencing with an effective date of October 1, 1997 and ending 48 months after the effective date of the merger of G Acquisition Subsidiary Corp., a Delaware corporation, with and into TV Guide , Inc., a Delaware corporation (the "Merger"), pursuant to the terms of
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     that certain Agreement and Plan of Merger dated October 4, 1999 (the
     "Initial Term"), unless this Agreement is earlier terminated in accordance with the provisions which follow."

     3.   Amendment of Section 2 of the Employment Agreement.  Subject to the
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consummation of the Merger, the second sentence of the first paragraph of
Section 2 of the Employment Agreement shall be amended to read in its entirety as follows:

     "GIGL and Employee agree that, subject to the provisions of this Agreement, GIGL will employ Employee as President, Chief Executive Officer and Chairman of the Board of GIGL"

     4.   Amendment of Section 3(a)(ii) of the Employment Agreement.  The
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parties agree that the provisions of Section 3(a)(ii) of the Employment
Agreement providing for annual increases in Employee's base salary shall remain in full force and effect for the fiscal year ending March 31, 2000 and that Employee's base salary shall be increased on June 1, 2000 in accordance with the provisions of Section 3(a)(ii) as in effect immediately prior to the date of this Amendment. Subject to the consummation of the Merger, Section 3(a)(ii) of the Employment Agreement shall be amended to provide as follows for the fiscal year ending March 31, 2001 and the Compensation Period beginning June 1, 2001 and all future fiscal years and Compensation Periods:

          "On June 1 of each Compensation Period commencing June 1, 2001, the Base Salary for such Compensation Period shall be adjusted by adding to the Base Salary for the previous Compensation Period the amount obtained by multiplying the Base Salary for the previous Compensation Period by the positive percentage, if any, equal to the Adjusted Percentage (as defined below).

          For purposes of this Agreement, the "Adjusted Percentage" means the percentage equal to the product of (i) the sum of "X" plus "Y," multiplied by (ii) twelve and one-half percent (.125), where "X" is the percentage increase per outstanding share, if any, from the previous fiscal year in GIGL's consolidated earnings before interest, taxes, depreciation and amortization ("EBITDA"), as shown on the consolidated financial statements of GIGL (the "Financial Statements"); and "Y" is the percentage increase per outstanding share, if any, from the previous fiscal year in that portion of GIGL's consolidated EBITDA attributable to the businesses being conducted by GIGL and its subsidiaries prior to the Merger, including the VCR Plus+ licensing business, electronic program guide licensing business (both consumer electronics sector and service provider sector), and all advertising, promotion, linking and transaction revenues associated with electronic program guide and its related services (including those received as revenue sharing under license agreements).

     In computing the Adjusted Percentage (for the purposes of this Section 3(a) as well as for the purposes of Section 3(b) and 3(c) hereof, and Schedule I hereto), the parties acknowledge that it is their intention to compute the increase, if any, in EBITDA or any portion thereof from one fiscal year to the next fiscal year on a basis which fully

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     reflects the Merger in both fiscal years being compared. Accordingly, if for any reason (e.g., a change in fiscal year or the consummation of the Merger after March 31, 2000) the full effects of the Merger are not included in the first of the two fiscal years being compared in determining the Adjusted Percentage, GIGL, Company and Employee shall work together in good faith to adjust the computation of EBITDA appropriately to ensure that the Adjusted Percentage is determined in a manner consistent with the intentions of the parties."

     5.   Amendment of Section 3(b)(i) of the Employment Agreement.  The parties
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agree that the provisions of Section 3(b)(i) of the Employment Agreement providing for the payment of Employee's annual Merit Bonuses shall remain in full force and effect for the fiscal year ending March 31, 2000 and that Employee's Merit Bonus for such fiscal year shall be computed and paid in accordance with the provisions of Section 3(b)(i) as in effect immediately prior to the date of this Amendment. Subject to the consummation of the Merger,
Section 3(b)(i) of the Employment Agreement shall be amended to provide as follows for the computation and payment of Employee's Merit Bonuses, if any, for the fiscal year ending March 31, 2001 and for all future fiscal years (or portions thereof) ending thereafter:

          "Within fifty (50) days following the end of each fiscal year ending March 31 of the Company (or portion thereof) during the term of this Agreement ("Fiscal Year"), commencing with the fiscal year ending on March 31, 2001, the GIGL Board shall approve the payment to Employee of a merit bonus (the "Merit Bonus") equal to the Adjusted Percentage of the Base Salary. GIGL shall immediately inform Employee of the amount, if any, of the Merit Bonus."

     6.   Amendment of Schedule I to the Employment Agreement.  The parties
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agree that the provisions of Section 3(c) of the Employment Agreement providing for the payment of Employee's Annual Incentive Bonuses in accordance with the terms of Schedule I to the Employment Agreement, shall remain in full force and effect for the fiscal year ending March 31, 2000 and that Employee's Annual Incentive Bonus for such fiscal year shall be computed and paid in accordance with the provisions of such Section 3(c) and such Schedule I as in effect immediately prior to the date of this Amendment. Subject to the consummation of the Merger, paragraph (a) of Schedule I to the Employment Agreement shall be amended to provide as follows for the computation and payment of Employee's Annual Incentive Bonus, if any, for the fiscal year ending March 31, 2001 and all future fiscal years:

          "(a) Subject to the terms and conditions of this Agreement, and in addition to the Base Salary, Merit Bonus and other Additional Benefits to which Employee may otherwise be entitled from Company, at the end of each Fiscal Year (or portion thereof) during the term of the Agreement, Employee shall be deemed to have earned a bonus (the "Annual Incentive Bonus"), payable by the Company to Employee on the last day of the Compensation Period in which such Fiscal Year ends (or sooner date as of which this Agreement terminates, equal to the Adjusted Percentage times the Base Salary."

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Paragraph (b) of Schedule I to the Employment Agreement will have no force or effect in the computation of Employee's Annual Incentive Bonus for the fiscal year ending March 31, 2001 or any future fiscal year ending thereafter.

     7.   Amendment of Section 3(k) of the Employment Agreement.  Subject to the
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consummation of the Merger, the table included in Section 3(k) of the Employment
Agreement shall be amended as follows: (a) all amounts in the "Cash Maximum" column of such table for the Compensation Periods ending March 31, 2002 and thereafter shall be increased by twenty five percent (25%) and (b) such table shall be extended to provide that the Cash Maximum amounts for the Compensation Periods ending March 31, 2006 and for each fiscal year thereafter shall each be equal to 1.25 times the Cash Maximum amount for the immediately preceding fiscal year. In the event that GIGL changes its fiscal year, GIGL, Company and Employee will work together in good faith to adjust the table set forth in
Section 3(k) in an equitable and appropriate manner.

     8.   Amendment of Section 4(c) of the Employment Agreement.  Subject to the
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consummation of the Merger, the first sentence of the fifth paragraph of Section
4(c) of the Employment Agreement shall be amended to provide that, if Employee is the prevailing party in any Decision, Employee shall be reinstated as President and Chief Executive Officer of Company and as President, Chief Executive Officer and Chairman of the Board of GIGL.

     9.   Amendment of Section 4(f) of the Employment Agreement.  Subject to the
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consummation of the Merger, the definition of "Constructive Termination" in
Section 4(f) of the Employment Agreement shall be amended to include within the scope of such definition, without otherwise changing the scope of such definition in any way, the removal of Employee from the office of Chairman of the Board of GIGL.

     10.  Amendment of Section 4(h) of the Employment Agreement.  The parties
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acknowledge that, in connection with the Merger, it is anticipated that Employee will enter into a shareholders agreement with Liberty Media Corporation and The News Corporation Limited pursuant to which Employee will grant a right of first refusal to Liberty Media Corporation and The News Corporation Limited with respect to certain future sales of GIGL's Ordinary Shares held by Employee. Subject to the consummation of the Merger, subparagraph (A) of Section 4(h)(i) of the Employment Agreement shall be amended to read in its entirety as follows:

     (A) The acquisition (other than from (i) GIGL directly, (ii) any stockholder of GIGL who as of January 7, 1998 owned twenty five percent (25%) or more of GIGL's outstanding Ordinary Shares or (iii) Employee pursuant to a right of first refusal granted by Employee to Liberty Media Corporation and The News Corporation Limited pursuant to the terms of a shareholders agreement entered into by Employee in connection with the Merger) after January 7, 1998 by any person, entity, or group, within the meaning of (S)13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership of twenty five percent (25%) or more of GIGL's outstanding Ordinary Shares; or"

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     11.  Amendment of Section 6(a) of the Employment Agreement.  Subject to the
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consummation of the Merger, the third sentence of Section 6(a) of the Employment
Agreement shall be amended to read in its entirety as follows:

     "For the purpose of this Agreement, Company's business and research or development referred to in (ii) above shall include (1) the Business described in the Bylaws of GIGL adopted in connection with the Merger and
     (2) the businesses described in Exhibits A and B attached hereto, which
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     may, from time to time, be modified or augmented, but only by resolution of the Company Board in meetings to which Employee shall be invited to attend, but at which only non-management directors applying the standard referred to in (ii) above can vote."

     12.  Waiver by Employee.  The parties acknowledge that (i) in connection
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with the Merger, it is anticipated that certain changes will be made in the corporate governance of GIGL as set forth in the Bylaws of GIGL to be adopted in connection with the Merger (the "Proposed Structural Changes"), which changes shall not include any change in the offices held by Employee or in the requirement that Employee report to the GIGL Board during the term of this Agreement, (ii) there may be some ambiguity as to whether the Proposed Structural Changes, when implemented, would constitute "Constructive Termination" as such term is defined in Section 4(f) of the Employment Agreement and (iii) the Merger may constitute a "Change of Control," as such term is defined in Section 4(h)(i)(D) of the Employment Agreement. Employee hereby agrees that (x) the provisions of Section 4(f) of the Employment Agreement notwithstanding, the Proposed Structural Changes, when implemented, shall not be deemed to constitute "Constructive Termination" as such term is defined in
Section 4(f) of the Employment Agreement and Employee will not, at any time, assert that he is entitled to the benefits to which he would be entitled upon Constructive Termination by virtue of the Proposed Structural Changes, when implemented, and (y) the provisions of Section 4(h)(i)(D) notwithstanding, the Merger shall not constitute a Change of Control, and Employee will not, at any time, by virtue or reason of the Merger, assert that he is entitled to the benefits which would accrue to him upon a Change of Control.

     13.  Full Force and Effect.  Except as expressly amended hereby, the
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Employment Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

     14.  Section Headings.  Section and other headings in this Amendment are
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for convenience of reference only and shall not affect in any way the meaning or interpretation of this Amendment.

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                        "GIGL"

                                        GEMSTAR INTERNATIONAL GROUP LIMITED

                                        By:  /s/ ELSIE M. LEUNG
                                           -------------------------------------
                                             Elsie M. Leung, Chief Operating
                                             Officer and Chief Financial Officer

                                        By:  /s/ STEPHEN A. WEISWASSER
                                           -------------------------------------
                                             Stephen A. Weiswasser, Secretary


                                        "Company"

                                        GEMSTAR DEVELOPMENT CORPORATION

                                        By:  /s/ ELSIE M. LEUNG
                                           -------------------------------------
                                             Elsie M. Leung, Chief Financial
                                             Officer

                                        By:  /s/ STEPHEN A. WEISWASSER
                                           -------------------------------------
                                             Stephen A. Weiswasser, Secretary


                                        "Employee"

                                        /s/ HENRY C. YUEN
                                        ----------------------------------------
                                        HENRY C. YUEN

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